REGISTRATION RIGHTS AGREEMENT


         This Registration Rights Agreement (the "Agreement") is entered into as of _____________, 2000, by and between PLANET HOLLYWOOD INTERNATIONAL, INC., a corporation organized under the laws of the State of Delaware (the "Company"), the parties listed on Annex A hereto (the "New Money Holders") and the parties listed on Annex B hereto (the "Note Holders").

         WHEREAS, this Agreement is being entered into pursuant to (i) Section 6.6(c) of the First Amended Joint Plan of Reorganization of the Company under Chapter 11 of the Bankruptcy Code dated December 13, 1999, as the same may have been amended or supplemented from time to time prior to the date hereof and has been approved by the United States Bankruptcy Court for the District of Delaware (the "Plan of Reorganization") and (ii) the Note Purchase Agreement dated on or about the date of this Agreement among the Company, the Note Holders and Wilmington Trust Company (the "Note Purchase Agreement") which itself is entered into pursuant to the BayHarbour Agreement (as defined in the Plan of Reorganization). The Plan of Reorganization provides for the issuance of New Common Stock, New Warrants, New Secured PIK Notes and New Senior Secured Notes (each as hereinafter defined), including, without limitation, the issuance of
(i) 350,000 shares of New Class A Common Stock pro rata among the Note Holders as part of a fee payable to the Note Holders, (ii) certain of the New Warrants relating to the purchase of 200,000 shares of New Class A Common Stock by the Note Holders in accordance with the terms of the Note Purchase Agreement and
(iii) the shares of New Class A Common Stock issuable upon conversion of the obligations of the Company outstanding under the Note Purchase Agreement in accordance with Section 3.8 of the Note Purchase Agreement.

         WHEREAS, the parties hereto desire to provide certain registration rights to the New Money Holders and the Note Holders with respect to the Registerable Securities (as hereinafter defined).


         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. RECITALS. The parties hereby agree that the aforementioned recitals are true and correct and, together with the definitions set forth therein and in the preamble to this Agreement, are hereby incorporated into this Agreement by this reference.

                  2. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         "Blackout Period" shall mean a period, during the Shelf Registration Period, commencing on the date on which the Company provides notice that: (i) the effectiveness of the Shelf Registration (as herein defined) has been suspended; (ii) the then current prospectus with respect to the offer and sale of the Registerable Securities no longer complies with the requirements therefor prescribed by Section 10(a) of the Securities Act; or (iii) subject to Section 3.1(b), there is a Material Disclosure Event and the Board of Directors of the Company has elected (in its good faith reasonable judgment) to require the suspension of the sale of Registerable Securities pursuant to the Shelf Registration, and ending on the date when the Holders either receive copies of the

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supplemented or amended prospectus contemplated by Section 3.3(g) or such earlier time that the Holders are otherwise advised in writing by the Company that use of the prospectus may be resumed.

         "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "Holder" means a registered holder of Registerable Securities.

         "Material Disclosure Event" means any pending or imminent event relating to the Company which, based on the good faith, reasonable opinion of the Board of Directors of the Company and the advice of competent outside counsel to the Board of Directors of the Company, (i) requires disclosure of material, non-public information relating to such event in the Shelf Registration Statement so that such registration statement would not be materially misleading, (ii) is otherwise not required to be publicly disclosed at the time (e.g., on a Form 8-K or Form 10- Q) under applicable federal or state securities laws, and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business and/or financial condition of the Company.

         "New Class A Common Stock" means the Class A shares of common stock, par value $.01 per share, of the Company authorized to be issued under the Company's Amended and Restated Certificate of Incorporation.

         "New Class B Common Stock" means the Class B shares of common stock, par value $.01 per share, of the Company authorized to be issued under the Company's Amended and Restated Certificate of Incorporation.

         "New Common Stock" means, collectively, the New Class A Common Stock, the New Class B Common Stock, and any other common stock of the Company authorized to be issued under the Company's Amended and Restated Certificate of Incorporation, including any and all securities of the Company which may be issued on or after the date hereof in respect of, or in exchange for, shares of New Common Stock pursuant to a merger, consolidation, stock split, conversion, stock dividend, recapitalization of the Company or otherwise.

         "New Money Holders" has the meaning assigned to it in the preamble hereof and includes permitted transferees of such New Money Holders.

         "New Secured PIK Notes" means the 10% secured Deferrable Interest Notes due 2005 to be issued by the Company pursuant to the Plan of Reorganization under the New Secured PIK Notes Indenture dated on or about the date of this Agreement among the Company, the subsidiary guarantors named therein and United States Trust Company of New York, as Trustee, such Indenture being substantially in the form filed as Exhibit 7 to the Plan of Reorganization.

         "New Warrants" means (i) the warrants issued pursuant to the Plan of Reorganization under the New Warrant Agreement between the Company and the New Warrant Agent, such Warrant Agreement being substantially in the form filed as
Exhibit 10 to the Plan of Reorganization, and (ii)


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the warrants for the purchase of 200,000 shares of New Class A Common Stock issued to the Note Holders pursuant to the Note Purchase Agreement in the form of Exhibit D to the Note Purchase Agreement.

         "Note Holders" has the meaning assigned to it in the preamble hereof and includes permitted transferees of such Note Holders.

         "Person" means a corporation, an association, a partnership, an organization, a business, a trust, an individual, or any other entity or organization, including a government or political subdivision or an instrumentality or agency thereof.

         "Registerable Securities" means (i) the shares of New Class A Common Stock issuable upon conversion of the New Class B Common Stock issued by the Company to the New Money Holders pursuant to the Plan of Reorganization; (ii) the shares of New Class A Common Stock issued or issuable to the Note Holders pursuant to the Note Purchase Agreement; (iii) the shares of New Class A Common Stock issuable to the Note Holders upon conversion of the obligations of the Company and its affiliates outstanding under the Note Purchase Agreement in accordance with Section 3.8 of the Note Purchase Agreement; (iv) any securities issued with respect to (or issuable upon the conversion, exercise or exchange of any option, warrant, right or other security which is issued with respect to) the securities referred to in clauses (i), (ii), (iii) or (iv) hereof by way of a stock dividend or distribution, stock split, conversion or reverse stock split or in connection with a combination of shares, recapitalization, merger, consolidation or otherwise, in each case held at any time during the Shelf Registration Period by the Holders; (v) the shares of New Class A Common Stock issuable upon exercise of the New Warrants issued by the Company to a New Money Holder or a Note Holder pursuant to the Plan of Reorganization and/or the Note Purchase Agreement; or (vi) the New Secured PIK Notes issued by the Company to a New Money Holder pursuant to the Plan of Reorganization. As to any particular Registerable Securities, such securities shall cease to be Registerable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor or similar provision) under the Securities Act, (iii) they shall have been otherwise transferred, with new certificates for them not bearing a legend restricting further transfer having been delivered by the Company and subsequent disposition of them shall not require registration under the Securities Act, or (iv) they shall have ceased to be outstanding.

         "Registration Expenses" means all expenses incident to the registration and disposition of the Registerable Securities pursuant to Section 3 hereof, including, without limitation, all registration, filing and applicable national securities exchange fees; all fees and expenses of complying with state securities or "blue sky" laws (including fees and disbursements of counsel to the underwriters or the Holders in connection with blue sky qualification of the Registerable Securities and determination of their eligibility for investment under the laws of the various jurisdictions); all duplicating and printing expenses; all messenger and delivery expenses; the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters or, in connection with a registration pursuant to Section 3.2 hereof only, any special audits required by, or incident to, such registration; all fees and disbursements of underwriters; all transfer taxes; and the reasonable fees and expenses of one counsel to the New Money Holders and one counsel to the Note Holders; provided, however, that Registration Expenses shall exclude, and (i) in the case of an underwritten offering, the Holders shall pay all

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underwriting discounts and underwriting commissions in respect of the
Registerable Securities being registered on a pro rata basis in accordance with the number of Registerable Securities that such Holder included and sold in such offering, and (ii) in the case of an offering not underwritten, each Holder shall be responsible for the payment of any fees or commissions charged by such Holder's broker.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar Federal statute.

         "Shelf Registration Period" means as to each Holder, as applicable, that period of time beginning on the effective date of the Shelf Registration and ending:

                  (a) in the case of the Registerable Securities referred to in clauses (i), (ii), (v) and (vi) of the definition of "Registerable Securities" (and any securities issued with respect thereto pursuant to clause (iv) of such definition), the first day on which such Registerable Securities are eligible for resale by the Holder thereof pursuant to the provisions of paragraph (k) of Rule 144 promulgated under the Securities Act (or any successor provision), and

                  (b) in the case of the Registerable Securities referred to in clause (iii) of the definition of "Registerable Securities" (and any securities issued with respect thereto pursuant to clause (iv) of such definition), on the later to occur of: (i) the last day that loans can be borrowed under the Note Purchase Agreement, if no loans are borrowed thereunder; (ii) the last day on which any obligations under the Note Purchase Agreement are convertible into Registerable Securities; and (iii) the earlier to occur of (x) one year following the last day on which shares of New Class A Common Stock are issued upon a conversion of obligations under the Note Purchase Agreement, or (y) the first day on which such Registerable Securities are eligible for resale by the Holder thereof pursuant to the provisions of paragraph (k) of Rule 144 promulgated under the Securities Act (or any successor provision).

                  3. SHELF REGISTRATION; INCIDENTAL REGISTRATION.

                  3.1 Shelf Registration.

                           (a) Within ninety (90) days of the "Effective Date"
of the Plan of Reorganization (as that term is defined in the Plan of Reorganization),or such longer time as may be required to prepare the necessary financial statements (but in no event more than one hundred eighty (180) days after the Effective Date of the Plan of Reorganization), the Company will file with the Commission, at the Company's expense, a "shelf" registration statement (or statements) on an appropriate form pursuant to Rule 415 under the Securities Act covering all Registerable Securities (the "Shelf Registration"). The Company shall use its best efforts to have the Shelf Registration declared effective as promptly as practicable after such filing and to keep the Shelf Registration continuously effective for the Shelf Registration Period. The Company shall, to the extent necessary, supplement or amend the Shelf Registration (in each case, at the Company's expense) to keep the Shelf Registration effective during the Shelf Registration Period. The Company further agrees to supplement or amend any Shelf Registration, as required by the registration form utilized by the Company, by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder or as reasonably requested by any Holder. The Company shall

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furnish to the Holders copies, in substantially the form proposed to be used and/or filed, of any such supplement or amendment at least fifteen (15) days prior to its being used and/or filed with the Commission. The Company hereby consents to the use (in compliance with applicable law) of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registerable Securities in connection with the offering and sale of the Registerable Securities covered by the prospectus or any amendment or supplement thereto. The Company shall pay all Registration Expenses incurred in connection with the Shelf Registration, whether or not it becomes effective. In no event shall the Shelf Registration include securities other than Registerable Securities, unless the Holders of all Registerable Securities consent to such inclusion.

                  (b) Each Holder agrees that it will not sell any Registerable Securities pursuant to the Shelf Registration during any Blackout Period. The Company agrees to use its best efforts (i) to ensure that there is not more than one Blackout Period in any 12-month period, (ii) to cause each Blackout Period to end as soon as reasonably practicable and (iii) to ensure that no Blackout Period exceeds thirty (30) consecutive days. The Company further agrees that no other holder of any shares of the Company's capital stock will be permitted to sell any such shares of the Company's capital stock pursuant to a registration statement during a Blackout Period. If one or more Blackout Periods occur, the Shelf Registration Period shall be extended by such number of days coincident with the aggregate number of days included in all Blackout Periods. Subject to compliance with applicable laws, the Company shall use its best efforts to provide the Holders with reasonable notice of an anticipated Blackout Period prior to that Blackout Period commencing.


                  3.2 Incidental Registration.

                           (a) Right to Include Registerable Securities. If the
Company at any time prior to the expiration of the Shelf Registration Period proposes to register, in an underwritten public offering (or if the Shelf Registration is not effective, any other non-underwritten public offering), any of its securities for sale under the Securities Act (except registrations solely for registration of securities in connection with an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a dividend reinvestment plan, or pursuant to a merger, exchange offer or transaction of the type specified in Rule 145(a) under the Securities Act), whether or not for sale for its own account, it will each such time give written notice to the Holders of its intention to do so and of the Holders' rights under this Section 3.2 at least thirty (30) days prior to the filing of a registration statement in connection therewith and the Holders shall be entitled to include, subject to the provisions of this Agreement, Registerable Securities on the same terms and conditions (if any) as apply to other comparable securities of the Company sold in connection with such registration. Upon the written request of any Holder (a "Requesting Holder"), specifying the maximum number of Registerable Securities intended to be disposed of by such Requesting Holder (the "Piggyback Securities"), made as promptly as practicable and in any event within fifteen
(15) days after the receipt of any such notice, the Company shall, subject to the terms of this Agreement, effect the registration under the Securities Act of the Piggyback Securities and shall use its best efforts to have such registration become and remain effective under the Securities Act. The Company will pay all Registration Expenses in connection with any registration of the Piggyback Securities requested pursuant to this Section 3.2. If the registration pursuant to this Section 3.2 is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause all Piggyback Securities to be included in the registration on the same terms and conditions as the comparable securities (other than the Piggyback Securities) being sold through the underwriters.

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                           (b) Right to Withdraw. Any Requesting Holder shall
have the right to withdraw its request for inclusion of Piggyback Securities in any registration statement pursuant to this Section 3.2 at any time by giving written notice to the Company of its request to withdraw.

                           (c) Priority in Incidental Registrations. If the
managing underwriter of any underwritten offering shall inform the Company by letter of its opinion that the number or type of Registerable Securities when added to the number and type of other securities to be offered in such registration, would materially adversely affect such offering, then the Company shall include in such registration that number and type of Registerable Securities which the Company is so advised by the managing underwriter can be sold in such offering without materially adversely affecting such offering (the "Section 3.2 Registerable Securities Sale Amount") in the following order of priority: (i) all of the securities proposed by the Company to be sold for its own account (if any); (ii) thereafter, to the extent the Section 3.2 Registerable Securities Sale Amount is not exceeded in clause (i), the Registerable Securities requested by the Requesting Holders to be included in such registration pursuant to Section 3.2(a) pro rata among the Requesting Holders on the basis of the percentage of Registerable Securities of such Requesting Holders requested to be included in such registration; and (iii) thereafter, to the extent the Section 3.2 Registerable Securities Sale Amount is not exceeded, any other securities of the Company requested to be included in such registration.

                           (d) Plan of Distribution. In an underwritten public
offering, any participation by the Holders in a registration by the Company pursuant to this Section 3.2 shall be in accordance with the terms and conditions of the Company's plan of distribution.

                  3.3 Registration Procedures.

                  If and whenever the Company is required to effect registration, or to use its best efforts to effect the registration, of any Registerable Securities, as provided in Sections 3.1 and 3.2 hereof, the Company shall as expeditiously as possible:

                           (a) prepare and file with the Commission the
requisite registration statement to effect such registration, including all amendments and supplements thereto (and shall include all financial statements required by the Commission to be filed therewith) and thereafter use its best efforts to cause such registration statement to become effective; provided, however, that before filing such registration statement (including all exhibits) or any amendment or supplement thereto or comparable statements under securities or blue sky laws of any jurisdiction, the Company shall furnish such documents to each Holder selling Registerable Securities covered by such registration statement and each underwriter, if any, participating in the offering of the Registerable Securities and their respective counsel, which documents will be subject to the review and comments of each such Holder, each underwriter and their respective counsel; and provided further, that the Company may discontinue any registration of its securities which are not Registerable Securities and, as to registration pursuant to Section 3.2 hereof, the Company may discontinue any registration of securities covered thereby, in each case, at any time prior to the effective date of the registration statement relating thereto;

                           (b) notify each Holder selling Registerable
Securities covered by such registration statement of the Commission's requests for amending or supplementing the registration statement and the prospectus, and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the

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Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement in each case for such period as shall be required for the disposition of all of such Registerable Securities in accordance with the intended method of distribution thereof; provided that such period need not extend beyond the Shelf Registration Period;

                           (c) furnish, without charge, to each Holder selling
Registerable Securities covered by such registration statement and each underwriter such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as any Holder and such underwriters may reasonably request;

                           (d) use its best efforts (i) to register or qualify
all Registerable Securities and other securities covered by such registration statement under such securities or blue sky laws of such States of the United States of America where an exemption is not available and as any Holder or Holders selling Registerable Securities covered by such registration statement or any managing underwriter shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (iii) to take any other action which may be reasonably necessary or advisable to enable the Holders to consummate the disposition in such jurisdictions of the securities to be sold by such Holder or Holders; provided, however, that the Company shall not for any purpose be required to execute a general consent to service of process, or to qualify to do business as a foreign corporation, in any jurisdiction where it is not so qualified;

                           (e) use its best efforts to cause all Registerable
Securities covered by such registration statement to be registered with or approved by such other Federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to any Holder or Holders selling Registerable Securities covered by such registration statement to consummate the disposition of such Registerable Securities;

                           (f) furnish to each Holder selling Registerable
Securities covered by such registration statement and each underwriter, if any, participating in the offering of the securities covered by such registration statement, a signed counterpart of (i) an opinion of counsel for the Company, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included or incorporated by reference in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' comfort letter, with respect to events subsequent to the date of such financial statements, as are customarily covered (at the time of such registration) in opinions of issuer's counsel and in accountants' comfort letters delivered to the underwriters in underwritten public offerings of securities (and dated the dates such opinions and comfort letters are customarily dated) and, in the case of the legal opinion, such other legal matters, and, in the case of the accountants' comfort letter, such other financial matters, as such Holder or Holders, or the underwriters, may reasonably request;

                           (g) immediately notify the Holders selling
Registerable Securities covered by such registration statement and each managing underwriter, if any, participating in the offering of the securities covered by such registration statement (i) when such registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or

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post-effective amendment to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission for amendments or supplements to such registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose;
(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) at any time when a prospectus relating thereto is required to be delivered under the Securities Act or, in the case of the Shelf Registration, at any time during the Shelf Registration Period, upon discovery that, or upon the happening of any event as a result of which, the registration statement or the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and in the case of this clause (v), at the request of any Holder or Holders selling Registerable Securities covered by such registration statement promptly prepare and furnish to such Holder or Holders and each managing underwriter, if any, participating in the offering of the Registerable Securities, a reasonable number of copies of a supplement to or an amendment of such registration statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                           (h) otherwise comply with all applicable rules and
regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder, and promptly furnish to the Holders a copy of any amendment or supplement to such registration statement or prospectus;

                           (i) cause to be maintained a transfer agent and
registrar (which, in each case, may be the Company) for the Registerable Securities from and after the date of such registration;

                           (j) use all reasonable efforts to cause all
Registerable Securities covered by such registration statement to be quoted on the National Market System ("National Market System") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") within the meaning of Rule 11Aa2-1 of the Commission if the quoting of such Registerable Securities is then permitted under NASDAQ rules; or if no similar securities of the Company are then so quoted, use all reasonable efforts to (x) secure designation of all such Registerable Securities as a NASDAQ National Market System security or (y) failing that, cause all such Registerable Securities to be listed on a national securities exchange or (z) failing that, to secure NASDAQ authorization for such Registerable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registerable Securities with the National Association of Securities Dealers, Inc.;

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                           (k) deliver promptly to counsel to the Holders
selling Registerable Securities covered by such registration statement and each underwriter, if any, participating in the offering of the Registerable Securities, upon request, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement;

                           (l) use its best efforts to obtain the withdrawal of
any order suspending the effectiveness of the registration statement;

                           (m) make available its employees and personnel and
otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company's businesses) in their marketing of Registerable Securities;

                           (n) in the case of a Shelf Registration, upon the
occurrence of any event or the discovery of any facts, each as contemplated by
Section 3.3(g)(v) hereof, use its best efforts to prepare a supplement or post-effective amendment to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required documents so that, thereafter, such prospectus will not contain at the time of such delivery any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                           (o) enter into customary agreements (including an
underwriting agreement in customary form) and take all such other action, if any, as the Holders participating in such offering or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registerable Securities pursuant to this Agreement.

The Company may require the Holders selling Registerable Securities covered by such registration statement to furnish the Company such information regarding the Holders and the distribution of the Registerable Securities as the Company may from time to time reasonably request in writing. In the event of a registration effected pursuant to Section 3.1 or 3.2 hereof, if a Holder fails to provide such information and the failure by such Holder to furnish such information would prevent or unreasonably delay the registration statement relating to such registration from being declared effective by the Commission, the Company may exclude such Holder's Registerable Securities from such registration, which right of the Company shall, in the case of a registration effected pursuant to Section 3.1 hereof, be subject (i) in the case of a New Money Holder, to the consent of the New Money Holders of not less than a majority of the Registerable Securities to be included in such registration by the New Money Holders (other than such New Money Holder's Registerable Securities), and (ii) in the case of a Note Holder, to the consent of the Note Holders who hold a majority of the Registerable Securities to be included in such registration by the Note Holders (other than such Note Holder's Registerable Securities).

         The Holders agree that upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (g)(iii) or (v) of this Section 3.3, each of the Holders will discontinue its disposition of Registerable Securities pursuant to the registration statement relating to such Registerable Securities until, in the case of paragraph (g)(iii) of this Section 3.3, its receipt of notice that the stop order has been lifted or the proceedings have been dropped or, in the case of paragraph (g)(v) of this
Section 3.3, its receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this Section 3.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent

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file copies, then in its possession, of the prospectus relating to such
Registerable Securities current at the time of receipt of any such notice. If the disposition by the Holders of their securities is discontinued pursuant to the immediately preceding sentence, the Company shall extend the period of effectiveness of the registration statement by the number of days during the period from and including the date of the giving of notice to the Holders and including the date when the Holders shall have received notice that the stop order has been lifted or the proceedings have been dropped, or copies of the supplemented or amended prospectus contemplated by paragraph (g)(v) of this
Section 3.3, as applicable.

                  3.4 Incidental Underwritten Offerings.

                  In the case of a registration pursuant to Section 3.2 hereof, if the Company shall have determined to enter into any underwriting agreements in connection therewith, all of the Requesting Holders' Registerable Securities to be included in such registration shall be subject to such underwriting agreements. The Requesting Holders may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Requesting Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of the Requesting Holders. No Requesting Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Requesting Holder, its ownership of and title to the Registerable Securities, and its intended method of distribution; and any liability of any Requesting Holder to any underwriter or other Person under such underwriting agreement shall be limited to liability arising from misstatements in or omissions from its representations and warranties and shall be limited to an amount equal to the net proceeds that it derives from such registration.

                  3.5 Preparation; Reasonable Investigation.

                  In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the participating Holders, their underwriters, if any, and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and, to the extent practicable, each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and employees and the independent public accountants who have certified its financial statements, and supply all other information reasonably requested by each of them, as shall be necessary or appropriate, in the opinion of the participating Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  3.6 Indemnification.

                           (a) Indemnification by the Company. The Company
agrees that in connection with the registration of securities of the Company pursuant to this Agreement, the Company shall, and hereby does to the fullest extent permitted by law, indemnify and hold harmless each Holder, its respective directors, officers, partners, members, agents and affiliates and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder or any such director, officer, partner, member, agent or affiliate or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities, joint or several (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (including, in each case, all exhibits and documents incorporated by reference), (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, or (iii) any violation by the Company of any Federal, state or common law rule or regulation applicable to the Company or relating to action required of or inaction by the Company in connection with any such registration, and the Company shall reimburse such Holder and each such director, officer, partner, member, agent or affiliate, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement (including, in each case, all exhibits and documents incorporated by reference) in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by or on behalf of the Holders or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registerable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registerable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force regardless of any investigation made by or on behalf of either Holder or any such director, officer, partner, agent or affiliate or controlling Person and shall survive the transfer of such securities by such Holder.

                           (b) Indemnification by the Holders. As a condition to
including any Registerable Securities in any registration statement, each Holder including any Registerable Securities in such registration statement agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 3.6) the Company, and each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (including, in each case, all exhibits and documents incorporated by reference), but only to the extent such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement (including, in each case, all exhibits and documents incorporated by reference). In addition, as a condition to including any Registerable Securities in any registration statement relating to an underwritten offering, each Holder including any Registerable Securities in such registration statement agrees to enter into an agreement to indemnify any Person who participates as an underwriter in the offering and sale of such securities, and each other Person who controls any such underwriter within the meaning of the Securities Act, on reasonable and customary terms that are no more burdensome on such Holder than the terms of indemnification by the Company or any other selling security holders participating in such underwritten offering. Notwithstanding the foregoing, and for the avoidance of doubt, (i) each Holder shall only be liable under this Section 3.6(b) with respect to a statement or omission made by such Holder and (ii) the liability of such indemnifying party under this Section 3.6(b) shall not exceed an amount equal to the net proceeds received by such indemnifying party from the sale of the Registerable Securities sold by such party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

                           (c) Notices of Claims, etc. Promptly after receipt by
an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subsections of this Section 3.6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this
Section 3.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice, and shall not relieve the indemnifying party from any liability which it may have to the indemnified party otherwise than under this Section 3.6. In case any such action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and, unless in the opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and if in the opinion of outside counsel to the indemnified party there may be legal defenses available to such indemnified party and/or other indemnified parties which are different from or in addition to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action or proceeding on behalf of such indemnified party or parties and the indemnifying party shall be obligated to pay the reasonable fees and expenses of such separate counsel or counsels. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation (unless the proviso in the preceding sentence shall be applicable). No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent which shall not be unreasonably withheld. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                           (d) Contribution. If the indemnification provided for
in this Section 3.6 is unavailable to an indemnified party under subsection (a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under subsection
(a) or (b) hereof, the indemnified party and the indemnifying party under subsection (a) or (b) hereof shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand, and the indemnified party on the other, which resulted in such loss, claim, damage or liability, or action in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the allocation provided in this clause (ii) provides a greater amount to the indemnified party than clause (i) above, in such proportion as shall be appropriate to reflect not only the relative fault but also the relative benefits received by the indemnifying party and the indemnified party from the offering of the securities covered by such registration statement as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding sentence of this Section 3.6(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this subsection (d) are several and not joint and shall be in proportion to the relative value of their respective Registerable Securities covered by such registration statement. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding anything in this subsection (d) to the contrary, no indemnifying party (other than the Company) shall be required to contribute any amount in excess of the amount equal to the net proceeds received by such party from the sale of the Registerable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.

                           (e) Other Indemnification. Indemnification and
contribution similar to that specified in the preceding subsections of this
Section 3.6 (with appropriate modifications) shall be given by the Company and the Holders with respect to any required registration or other qualification of securities under any Federal, state or blue sky law or regulation of any governmental authority other than the Securities Act. The indemnification agreements contained in this Section 3.6 shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the transfer of any of the Registerable Securities by any of the Holders.

                           (f) Indemnification Payments. The indemnification and
contribution required by this Section 3.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that such periodic payments shall only be made upon delivery to the indemnifying party of an agreement by the indemnified party to repay the amounts advanced to the extent it is ultimately determined that the indemnified party is not entitled to indemnification pursuant to this Section 3.6 or otherwise. The parties hereto agree that for each of them such agreement shall be deemed to be contained herein.

                  3.7 Limitation on Sale of Securities.

                  If any registration of Registerable Securities shall be in connection with an underwritten public offering, the Company (and each Holder holding more than three percent (3%) of the issued and outstanding securities of the Company who does not include its Registerable Securities therein) agrees (x) not to effect any public sale or distribution of any issue of the same class or series as the Registerable Securities being registered in an underwritten public offering (other than pursuant to an employee stock option, stock purchase or similar plan, pursuant to a dividend reinvestment plan, pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), any securities of the Company similar to any such issue or any securities of the Company or of any security convertible into or exchangeable or exercisable for any such issue of the Company during the 15 days prior to, and during the 45-day period (or such longer period, not in excess of 90 days, as may be reasonably requested by the underwriter of such offering) beginning on the effective date of such registration statement (except as part of such registration) and (y) that any agreement entered into after the date of this Agreement pursuant to which the Company issues or agrees to issue any privately placed securities shall contain a provision under which holders of such securities agree not to effect any public sale or distribution of any such securities during the period referred to in the foregoing clause (x), except as part of such registration, if permitted. Notwithstanding any of the foregoing, a Note Holder shall not be limited in any way in its sale or distribution of any securities of the Company before, during or after any such underwritten offering, except to the extent of the Registerable Securities held by the Note Holder.

                  3.8 No Required Sale.

                  Nothing in this Agreement shall be deemed to create an independent obligation on the part of any of the Holders to sell any Registerable Securities pursuant to any effective registration statement.

                  4.       RULE 144.
                           ---------

                  The Company shall take all reasonable actions necessary to enable holders of Registerable Securities to sell such securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, or (b) any similar rule or regulation hereafter adopted by the Commission including, without limiting the generality of the foregoing, filing on a timely basis all reports required to be filed by the Exchange Act. Upon the request of any Holder, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                  5.       AMENDMENTS AND WAIVERS.
                           -----------------------

                  This Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except (i) pursuant to the written consent of the New Money Holders who hold a majority of the Registerable Securities held by the Money Holders, and (ii) pursuant to the written consent of the Note Holders who hold a majority of the Registerable Securities held by the Note Holders.

                  6.       ADJUSTMENTS.
                           ------------

                  In the event of any change in the capitalization of the Company as a result of any stock split, stock dividend, reverse split, combination, recapitalization, merger, consolidation, or otherwise, the provisions of this Agreement shall be appropriately adjusted.

                  7.       NOTICES.
                           --------

                  All notices given under this Agreement shall be in writing and shall be personally served or delivered by a private courier service of international standing and recognition with charges prepaid, or transmitted by facsimile, addressed as set forth below, or such other address as such party shall have specified most recently by written notice:


                  If to Company: Planet Hollywood International, Inc.
                                        8669 Commodity Circle
                                        Orlando, Florida 32819
                                        Attn: General Counsel
                                        Fax: 407-345-1115

                     with a copy to:    Gray, Harris & Robinson, P.A.
                    (which shall not    201 East Pine Street
                    constitute notice)  Suite 1200
                                        Orlando, Florida 32801
                                        Attn: Byrd F. Marshall, Jr.
                                        Fax: 407-244-5690


                  If to a Holder:       the address set forth on Annex A and
Annex B, as applicable Notice shall be deemed given or delivered on the date of service or transmission if personally served or transmitted by facsimile. Notice otherwise sent as provided herein shall be deemed given or delivered on the third business day following delivery of such notice to a reputable overnight courier service.

                  8.       SUCCESSORS AND ASSIGNS.
                           -----------------------

                  The rights and obligations set forth in this Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto. The rights and obligations set forth in this Agreement shall not be assignable by the Company without the express written consent of
(i) the New Money Holders who hold a majority of the Registerable Securities held by the New Money Holders and (ii) the Note Holders who hold a majority of the Registerable Securities held by the Note Holders, (each voting as a separate group), such consent not to be unreasonably withheld. Upon prior written notice to the Company, any Holder may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any of its "Affiliates" or to any direct transferee of at least twenty-five percent (25%) of the Registerable Securities originally held (as of the date of this Agreement) by such Holder; provided that such transferee agrees to become bound by the terms of this Agreement. For purposes of this Section

8, "Affiliate", shall mean, with respect to any party, any Person which controls, is controlled by, or is under common control with, the subject party.

                  9.       REMEDIES.
                           ---------

                  The parties hereto agree that money damages or other remedy at law would not be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by them and that, in addition to all other remedies available to them, each of them shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including without limitation specific performance, without bond or other security being required. In any action or proceeding brought to enforce any provision of this Agreement (including the indemnification provisions thereof), the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                  10.      NO INCONSISTENT AGREEMENTS.
                           ---------------------------

                  The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof, other than any customary lock-up agreement with the underwriters in connection with any registration and offering by the Company of its securities to the public (an "Offering") effected hereunder, pursuant to which the Company shall agree not to register for sale, and the Company shall agree not to sell or otherwise dispose of New Common Stock or any securities convertible into or exercisable or exchangeable for New Common Stock, as applicable, for a specified period following such Offering. The Company hereby represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with any other agreements to which the Company is a party or by which it is bound.

                  11.      HEADINGS.
                           ---------

                  Headings of the sections and paragraphs of this Agreement are for convenience only and shall be given no substantive or interpretive effect whatsoever.

                  12.      GOVERNING LAW; ARBITRATION.
                           ---------------------------

                  (a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

                  (b) Any and all claims arising under or relating to this Agreement and its subject matter shall be finally resolved only by arbitration under the Commercial Arbitration Rules of the American Arbitration Association then in effect. Arbitration shall take place in Orlando, Florida and shall be conducted in the English language. Any arbitration award or judgment shall be final, binding and conclusive and judgement may be entered upon such award by any forum worldwide with jurisdiction over the party against whom the arbitration award or judgment is to be enforced. The parties intend that in any such arbitration proceeding that the arbitrators grant broad discovery relevant to the claims to be arbitrated and that the arbitrators shall have authority to award any remedy or relief that a court could grant in conformity with applicable law. The losing party in the arbitration (as determined by the arbitral tribunal) shall pay all costs (including reasonable legal fees and disbursements) incurred by the prevailing party in connection therewith. Each party hereby waives any and all rights to, and hereby covenants not to bring, any lawsuit, arbitration or other proceeding in any jurisdiction, judicial body or forum arising under or relating to this Agreement or its subject matter (other than an arbitration proceeding described above or a legal proceeding solely to enforce the award or judgment of such arbitration proceeding).

                  13.      COUNTERPARTS AND FACSIMILES.
                           ----------------------------

                  This Agreement may be executed in one or more counterparts by the parties hereto. All counterparts shall be construed together and shall constitute one agreement. Each counterpart shall be deemed an original hereof notwithstanding less than all of the parties may have executed it. All facsimile executions shall be treated as originals for all purposes.

                  14.      INVALIDITY OF PROVISION.
                           ------------------------

                  The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any restriction or provision of this Agreement is held unreasonable, unlawful or unenforceable in any respect, such restriction or provision shall be interpreted, revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

                  15.      FURTHER ASSURANCES.
                           -------------------

                  Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  16.      ENTIRE AGREEMENT.
                           -----------------

                  This Agreement and the other writings referred to herein or delivered in connection herewith contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first written above.



                                            PLANET HOLLYWOOD INTERNATIONAL, INC.


                                            By:____________________________

                                            Name:_________________________

                                            Its:____________________________

                                     ANNEX A
                                     -------

                                NEW MONEY HOLDERS



_____________________________                 ______________________________

By:__________________________                 By:___________________________
Name:________________________                 Name:_________________________
Its:_________________________                 Its:__________________________


_____________________________                 ______________________________

By:__________________________                 By:___________________________
Name:________________________                 Name:_________________________
Its:_________________________                 Its:__________________________


_____________________________                 ______________________________

By:__________________________                 By:___________________________
Name:________________________                 Name:_________________________
Its:_________________________                 Its:__________________________


_____________________________                 ______________________________

By:__________________________                 By:___________________________
Name:________________________                 Name:_________________________
Its:_________________________                 Its:__________________________

                                     ANNEX B
                                     -------

                                  NOTE HOLDERS



____________________________                   ______________________________

By:_________________________                   By:___________________________
Name:_______________________                   Name:_________________________
Its:________________________                   Its:__________________________


____________________________                   ______________________________